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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2012

LEGAL LIFE PLANS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-119915	20-1499421
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

11650 South State Street, Ste 240 Draper, Utah	84020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 816-2533

_____________________Nano Dimensions, Inc.______________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On January 6, 2012, the Board and holders of a majority of the voting rights of the outstanding capital stock of Nano Dimensions, Inc. (the “Company”) approved a restatement of the Company’s Certificate of Incorporation and a change of the Company’s trading symbol.  The purpose of the restatement of the Certificate of Incorporation was to change the name of the Company to Legal Life Plans, Inc.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Amended and Restated Certificate of Incorporation of Legal Life Plans, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legal Life Plans, Inc.

Date: January 17, 2011	By:	/s/ Chene Gardner
Chene Gardner Chief Executive Officer